EXHIBIT 21.1

Subsidiaries of Live Nation Entertainment, Inc.

Domestic	State or Jurisdiction of Incorporation or Organization
#JUSTAREGULARNATION, LLC	Delaware
1200 Cermak LLC	Illinois
3P Festival LLC	Delaware
6 Washington Pool LLC	Delaware
800 Liberace, LLC	Delaware
801 Brickell LLC	Delaware
Academy LA, LLC	Delaware
ACMF, LLC	Texas
Archer Music Hall LLC	Pennsylvania
Arrive I LLC	Delaware
Arrive I Management, LLC	Delaware
Arrive II GP LLC	Delaware
Arrive II LP	Delaware
Arrive III LP	Delaware
Arrive Opportunities Fund I GP, LLC	Delaware
Arrive Opportunities Fund I SPV, LLC	Delaware
Arrive Opportunities Management, LLC	Delaware
Artist Nation Management Group, LLC	Delaware
Assembly Room Studios, LLC	Delaware
August Hall, LLC	Delaware
Auris Presents LLC	Illinois
Axis Nation, LLC	Virginia
Bamboozle Festival, LLC	Delaware
Baron Global, Inc.	Delaware
Beyond Fabrication, LLC	Delaware
Big Chicago LLC	Illinois
Big Loud Mountain Management, LLC	Tennessee
BigChampagne, LLC	Delaware
Black Lily Investment Fund, LLC	Delaware
Black Page Concessions, LLC	Delaware
Black Swan Hospitality LLC	Delaware
Blackout Merch LLC	Delaware
Blueprint Artist Management II, LLC	Delaware
Blues at the Depot, LLC	Utah
Boston Calling Events LLC	Delaware
Bottlerock Presents LLC	Delaware
Boundless Systems, LLC	Delaware
Bowery Ballroom, LLC	Delaware
Bowls Holdings, LLC	Delaware
Bowls Holdings DC, LLC	Delaware
Bowls Holdings Nashville, LLC	Delaware
Bowls Holdings Philadelphia, LLC	Delaware
Bowls Las Vegas, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Broccoli City Festival, LLC	Delaware
Bromo, LLC	Florida
Brooklyn Bowl Las Vegas, LLC	Delaware
Brooklyn Bowls Present, LLC	Delaware
Brooklyn Paramount, LLC	Delaware
Buena Onda Presents, LLC	Delaware
By Any Means Management, LLC	Delaware
C2 Acquisitions, LLC	Delaware
C2 Acquisitions II, LLC	Delaware
C3 Booking, LLC	Texas
C3 Presents, L.L.C.	Texas
C3P Emo's, LLC	Texas
C3P Scoot Inn, LLC	Texas
Capitol OpCo, LLC	Delaware
Career Acquisitions, LLC	Delaware
Caring & Daring, LLC	Delaware
Catbird Music Festival Holdings, LLC	Delaware
Cellar Door Venues, Inc.	Florida
City in Motion LLC	Delaware
Cloud 9 Holdco LLC	Delaware
CN Holdco, LLC	Delaware
Coach HC LLC	Tennessee
Collectionzz, LLC	Delaware
Connecticut Amphitheater Development Corporation	Connecticut
Connecticut Performing Arts Partners	Connecticut
Country Music Holding Company, LLC	Delaware
Country Nation - Chicago, LLC	Delaware
Country Nation - DE, LLC	Delaware
Country Nation, LLC	Delaware
Crossroads Presents, LLC	Delaware
Cultivate Management, LLC	Delaware
Cumberland Amphitheatre Partners, LLC	Delaware
Dalton Entertainment, LLC	Delaware
DG Medios US, LLC	New York
DGXP Resorts LLC	Delaware
Diversified Production Services, LLC	Delaware
Do617 LLC	Delaware
Dome Opco, LLC	Delaware
EDC The Movie, LLC	Delaware
EDM Identity, LLC	Delaware
Eight Ball Pricing Solutions, LLC	Delaware
Ekho Events, LLC	Delaware
Element Artist Development, LLC	Delaware
Element1 Management, LLC	California
Emagen Talent Group, LLC	Delaware
Emagen WITH Music, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Emagen WITH, LLC	Delaware
Emotional Nite Time, LLC	Delaware
Emporium Presents, LLC	Delaware
Equity Distribution LLC	Delaware
Equity Publishing LLC	Delaware
ESM Productions, LLC	Delaware
Event Support Group, LLC	Delaware
EW Experience Holdings, LLC	Delaware
F and F Concessions, Inc.	Illinois
Faculty Management, LLC	Delaware
Faculty Productions, LLC	Delaware
Femme it Forward, LLC	Delaware
Fenway Music Company, LLC	Delaware
Festival Holdings, L.L.C.	Virginia
Festival One, LLC	Delaware
FH JV Holdings, LLC	Delaware
Fillmore Minneapolis Corp.	Delaware
Fillmore New Orleans Corp.	Delaware
First Fleet Concerts, LLC	Delaware
FKMF, LLC	Delaware
Flus Ventures LLC	Delaware
Forecastle Ventures, LLC	Tennessee
Founders Entertainment, LLC	New York
FPC Live LLC	Wisconsin
FPSF Holding, LLC	Delaware
Frank Productions Concerts, LLC	Wisconsin
Frank Productions, LLC	Delaware
Freshjive, LLC	Delaware
Front Gate Ticketing Solutions, LLC	Delaware
Gellman Management LLC	Delaware
GHH KSA Trademark LLC	Delaware
Glow DC, LLC	Delaware
Glow Events, LLC	Delaware
Good World Creative, LLC	Delaware
Good World Productions, LLC	Delaware
Good World Ventures, LLC	Delaware
Gov Ball 2016, LLC	New York
Greenlight Media & Marketing, LLC	Delaware
Greenlight Studios, LLC	Virginia
Groot 1575 Alton LLC	Delaware
Groot 2660 NW 3rd Ave LLC	Delaware
Groot 2660 NW 3rd Ave Management LLC	Delaware
Groot 41st Street	Delaware
Groot 8th Street IP LLC	Delaware
Groot 8th Street LLC	Delaware
Groot 8th Street Management LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Groot Alton IP LLC	Delaware
Groot Alton Management LLC	Delaware
Groot Cocowalk LLC	Delaware
Groot Cocowalk Management LLC	Delaware
Groot Design District Hospitality, LLC	Florida
Groot Entertainment LLC	Delaware
Groot Forge, LLC	Delaware
Groot Hospitality Holdings, LLC	Delaware
Groot Hospitality LLC	Delaware
Groot LIV Las Vegas, LLC	Delaware
Groot Music Design District LLC	Delaware
Groot Papi Steak Restaurant LLC	Delaware
Groot PS Management LLC	Delaware
Groot Reign Makers Hotel Brand LLC	Delaware
Groot Sports LLC	Delaware
Groot Sports Management LLC	Delaware
Groot Stadium LLC	Delaware
Groot Steak LLC	Delaware
Groot WMP Hospitality LLC	Delaware
Groot Women's Club IP LLC	Delaware
Groot Women's Club LLC	Delaware
Groot Women's Club Management LLC	Delaware
Hard Events LLC	California
Heat Love Group, LLC	Texas
High Noon Saloon LLC	Wisconsin
Hijinx Festival Holdings, LLC	Delaware
Hillside Productions, Inc. (Freedom Hill)	Michigan
HOB Ace of Spades Corp.	Delaware
HOB Boardwalk, Inc.	Delaware
HOB Café Corp.	Delaware
HOB Chicago, Inc.	Delaware
HOB Depot Corp.	Delaware
HOB Entertainment, LLC	Virginia
HOB Grand Rapids, LLC	Delaware
HOB HiFi Dallas Corp.	Delaware
HOB Marina City Partners, L.P.	Delaware
HOB Marina City, Inc.	Delaware
HOB Marquis Corp.	Delaware
HOB Punch Line Chicago Corp.	Delaware
HOB Punch Line Dallas Corp.	Delaware
HOB Punch Line Penn Corp.	Delaware
HOB Punch Line S.F. Corp.	Delaware
HOB Queen Theater Corp.	Delaware
HOB Rose City MH Corp.	Delaware
HOB Roxian Corp.	Delaware
HOB Seattle Corp.	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
HOB Summit MH Corp.	Delaware
HOB Varsity Corp.	Delaware
Hofesh, LLC	Delaware
Hot Fire, LLC	Texas
House of Blues Anaheim Restaurant Corp.	Delaware
House of Blues Cleveland, LLC	Delaware
House of Blues Concerts, Inc.	California
House of Blues Dallas Restaurant Corp.	Delaware
House of Blues Houston Restaurant Corp.	Delaware
House of Blues Las Vegas Restaurant Corp.	Delaware
House of Blues Myrtle Beach Restaurant Corp.	Delaware
House of Blues New Orleans Restaurant Corp.	Delaware
House of Blues Orlando Restaurant Corp.	Delaware
House of Blues Restaurant Holding Corp.	Delaware
House of Blues San Diego Restaurant Corp.	Delaware
House of Blues San Diego, LLC	Delaware
Humilde Nation, LLC	Delaware
Hungry, Thirsty, Crazy, and Lucky, LLC	Texas
Innings, LLC	Delaware
Insomniac Holdings, LLC	Delaware
Insomniac Records, LLC	Delaware
Insomniac SD, LLC	Delaware
IO Media, Inc.	New York
IOMedia Technologies, LLC	New York
JMBLYA, LLC	Texas
K Dallas Beverage LLC (aka Komodo Dallas Beverage LLC)	Texas
KDTX Associates, LLC	Delaware
KDTX Management LLC	Delaware
Key Club Miami LLC	Delaware
Komodo Dallas, LLC	Texas
Komodo Las Vegas, LLC	Delaware
Lagos Arena Holdings, LLC	Delaware
Lakonia Entertainment LLC	Illinois
Lansdowne Boston Restaurant, LLC	Delaware
Levitate Music Festival, LLC	Delaware
Lionfish Management, LLC	Delaware
Live Nation Bogart, LLC	Delaware
Live Nation Chicago, Inc.	Delaware
Live Nation LGTours (USA), LLC	Delaware
Live Nation Marketing, Inc.	Delaware
Live Nation Merchandise, LLC	Delaware
Live Nation MTours (USA), Inc.	Delaware
Live Nation Paradise, LLC	Delaware
Live Nation Pioneer Holdings, LLC	Delaware
Live Nation Productions, LLC	Delaware
Live Nation Studios Holdings, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Live Nation Studios Productions, LLC	Delaware
Live Nation Ticketing, LLC	Delaware
Live Nation Touring (USA), Inc.	Delaware
Live Nation Urban, LLC	Delaware
Live Nation UshTours (USA), Inc.	Delaware
Live Nation UTours (USA), Inc.	Delaware
Live Nation VenueCo, LLC	Delaware
Live Nation Worldwide, Inc.	Delaware
LMG Management Holdings, LLC	Delaware
LMG Management LLC	Delaware
LMG Management Ventures, LLC	Delaware
LMG Management Ventures III, LLC	Delaware
LN Charlotte Amphitheater VenueCo Holdings, LLC	Delaware
LN Charlotte Amphitheater VenueCo, LLC	Delaware
LN Indiana Amphitheater VenueCo Holdings, LLC	Delaware
LN Indiana Amphitheater VenueCo, LLC	Delaware
LN Missouri Amphitheater VenueCo Holdings, LLC	Delaware
LN Missouri Amphitheater VenueCo, LLC	Delaware
LN SHP C9, LLC	Delaware
LN SHP MP, LLC	Delaware
LN Virginia Amphitheater VenueCo Holdings, LLC	Delaware
LN Virginia Amphitheater VenueCo, LLC	Delaware
LN-HS Concerts, LLC	Delaware
Logjam Presents, LLC	Delaware
Lollapalooza, LLC	Delaware
LV Arena Company Holdings, LLC	Delaware
LV Arena Company, LLC	Delaware
Maniac Ventures, LLC	Delaware
Marcy Musik LLC	New York
Marquee Ventures MKE, LLC	Wisconsin
Marsantas LLC	Delaware
Maryland Festivals, LLC	Delaware
MBA Artist Management Company, LLC	Delaware
Meadowbrook Amphitheatre Holdings, LLC	Delaware
Merch Nation Holdings, LLC	Delaware
Merch Traffic, LLC	Delaware
Mercury Lounge, LLC	Delaware
MIA Festival Holdings, LLC	Delaware
Michigan Licenses, LLC	Delaware
Microflex 2001 LLC	Delaware
Minny Festivals, LLC	Delaware
MP Concerts, LLC	Delaware
National Shows 2, LLC	Wisconsin
NAUD STREET, LLC	Delaware
NDMF, LLC	Texas
Neste Event Marketing, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
New Era Farms, LLC	Virginia
New IAMSPORTS, LLC	California
New York Theater, LLC	Delaware
No Limit Entertainment LLC	Delaware
NOC, Inc.	Connecticut
OC Festivals, LLC	Delaware
Palm Tree Crew Artist Management, LLC	Delaware
Papi Steak Las Vegas, LLC	Delaware
Parcel E. Holdco, LLC	Delaware
Phenom Productions, LLC	Delaware
Philly Artist Management, LLC	Delaware
Pioneer Coach Interiors, LLC	Tennessee
Pioneer Coach, LLC	Tennessee
Pioneer Production Logistics, LLC	Tennessee
Pioneer Production Transport, LLC	Tennessee
Pizza Friday Productions, LLC	Delaware
Portland Music Holdings, LLC	Delaware
Postfontaine Holdings, LLC	Delaware
Production Fleet Leasing, LLC	Tennessee
Production Group Holdings, LLC	Tennessee
Production Staffing Group, LLC	Delaware
PromoHouse, LLC	Delaware
Railbird Festival Holdings, LLC	Delaware
Rebel Artist Management, LLC	Delaware
Red Ginger SB, LLC	Florida
Red Mountain Entertainment, LLC	Delaware
Red75, LLC	Delaware
Red82, LLC	Delaware
Redrock Entertainment Services LLC	Delaware
ReignDeer Entertainment Corp.	California
ReignDeer Entertainment, LLC	Delaware
ReignDeer Investments, LLC	Delaware
Rimas Nation, LLC	Delaware
Rival Labs, Inc.	Delaware
Roc Nation Advertising LLC	Delaware
Roc Nation Distribution, LLC	Delaware
Roc Nation Latin Publishing, LLC	Delaware
Roc Nation, LLC	Delaware
Roc Nation Management, LLC	Delaware
Roc Nation Publishing, LLC	Delaware
Roc Nation Records, LLC	Delaware
Roc Nation Sports - Roc Nation Boxing, LLC	Delaware
Roc Nation Sports, LLC	Delaware
Roc Nation Studios, LLC	Delaware
Roc Nation Ventures, LLC	Delaware
Rock Fest Maryland, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Rock in Rio USA, Inc.	Delaware
Rock World USA, LLC	Delaware
Rolling Loud, LLC	Delaware
RonRuss Red Ginger, LLC	Florida
S10 Entertainment & Media, LLC	Delaware
SAL & Co Management LP	Delaware
SC Management GP, Inc.	Delaware
Scheme Engine, LLC	Delaware
Scoremore Dreamville, LLC	Texas
ScoreMore Holdings, LLC	Delaware
Seven Candles, LLC	Delaware
Seven Peaks Festival, LLC	Delaware
SFX Financial Advisory Management Enterprises, Inc.	Delaware
Shakopee Partners, LLC	Delaware
Shaky Boots Fest, LLC	Georgia
Shaky Festivals Holdings, LLC	Delaware
Shaky Knees Fest, LLC	Georgia
SHN Festivals, LLC	Texas
Silk City Printing, LLC	Delaware
SME Entertainment Group LLC	Delaware
Soundcheck LLC	District of Colombia
Space Invaders, LLC	Florida
Space IP Licensing, LLC	Florida
Spaceland Productions, LLC	California
Space Park, LLC	Delaware
Spalding Entertainment, LLC	Tennessee
Split Second Management, LLC	Delaware
Starr Hill Presents Kansas, LLC	Virginia
Stateside Group, LLC	Delaware
Stubb's Austin Restaurant Company, LC	Texas
Swan Hospitality LLC	Florida
The Core Entertainment, LLC	Delaware
The Echo, LLC	California
Third & Hayden Holdco, LLC	Delaware
Third & Hayden MGMT, LLC	Delaware
Third & Hayden Publishing, LLC	Delaware
Third & Hayden Recordings, LLC	Delaware
ThreeDecadeAwakening, LLC	Delaware
Ticketmaster L.L.C.	Virginia
Ticketmaster New Ventures Holdings, Inc.	Delaware
Ticketmaster Pacific Acquisitions, Inc.	Delaware
Ticketstoday, LLC	Virginia
Ticketweb, LLC	Delaware
Timeline Management, LLC	Delaware
TM Vista Inc.	Virginia
TMF Holdco, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
TNA Tour II (USA) Inc.	Delaware
Top Hat Enterprises, LLC	Delaware
TX Music Club Adventures, LLC	Texas
Universe Inc.	Delaware
Upgraded, Inc.	Delaware
V Major, LLC	Delaware
Van Buren Group Holdings, LLC	Delaware
Vector Management LLC	Delaware
Veeps Inc.	Delaware
Vibee, LLC	Delaware
Virginia AmpCo, LLC	Delaware
VN Fillmore Denver Corp.	Delaware
VN Waukee Corp.	Delaware
Volta Beauty, LLC	Delaware
Voodoo Music Experience, LLC	Louisiana
Watch The Moonrise, LLC	Delaware
We Are Voices Entertainment, Inc.	Delaware
West Beverly Group, LLC	Delaware
West Wing Live, LLC	Illinois
Why Not Denver, LLC	Delaware
Why Not OC LLC	California
Why Not San Diego, LLC	Delaware
Wiltern Renaissance, LLC	Delaware
Wolfson Entertainment, Inc.	California
Women Nation, LLC	Delaware
YCFUNCO, LLC	Delaware
Ziggy's Pizza, LLC	Arizona

International	State or Jurisdiction of Incorporation or Organization
DF Entertainment, S.A.	Argentina
Live Nation Argentina S.A.	Argentina
Ash Assets Pty Ltd	Australia
Ash Sounds Pty Ltd	Australia
Brunswick Street Venue Pty Ltd	Australia
Cult Artists Pty Ltd	Australia
DNA Experiences Live Pty Ltd	Australia
Face to Face Touring Pty Ltd	Australia
Festival Hall Venue Management Pty Ltd	Australia
Four Fish Swimming Pty Ltd	Australia
Harvest Rock Pty Ltd	Australia
Hindley Street Music Hall Pty Ltd	Australia
Indian Ocean Venue Management Pty Ltd	Australia
Jubilee Street Management Pty Ltd	Australia
Kicks Entertainment Investments Pty Ltd	Australia
Kicks Entertainment Events Pty Ltd	Australia
Kicks Entertainment Projects Pty Ltd	Australia
Kicks Entertainment Productions Pty Ltd	Australia
Live Nation Australasia Pty Ltd	Australia
Live Nation Australia Festivals Pty Ltd	Australia
Live Nation Australia Venues Pty Ltd	Australia
Live Nation Holdings Australasia Pty Ltd	Australia
Live Nation Holdings Australasia 2 Pty Ltd	Australia
Live Nation Special Projects Pty Ltd	Australia
LN F2F Holdings Pty Ltd	Australia
LN Oldco Pty Ltd	Australia
Look up and Live Pty Ltd	Australia
Mellen Touring Pty Ltd	Australia
Moshtix Pty Ltd	Australia
Secret Sounds Group Pty Ltd	Australia
Secret Sounds Group Services Pty Ltd	Australia
Secret Sounds Pty Ltd	Australia
Secret Sounds Sponsorship Pty Ltd	Australia
Show Tickets Australia Pty Ltd	Australia
Southern Ocean Venues Pty Ltd	Australia
Splendour in the Grass Pty Ltd	Australia
T Shirt Printers Pty Limited	Australia
The Triffid Pty Ltd	Australia
Thirroul Theatre Management Pty Ltd	Australia
Ticketmaster Australasia Pty Ltd	Australia
TSP Merchandising Pty Ltd	Australia

International	State or Jurisdiction of Incorporation or Organization
Village Sounds Agency Pty Ltd	Australia
Goodlive Artists Austria GmbH	Austria
Live Nation Austria GmbH	Austria
OE SASR Beta Dreiunddreißigste Beteiligungsverwaltung GmbH	Austria
ASB N.V	Belgium
Be-At Venues NV	Belgium
Dour Music Festival SA	Belgium
GMM Festival B.V.	Belgium
Live Nation Belgium Holdings B.V.	Belgium
Live Nation B.V.	Belgium
Live Nation Festivals N.V.	Belgium
Ticketmaster Belgium N.V.	Belgium
We Love Entertainment B.V.	Belgium
SE – Engenharia Consultiva Ltda	Brazil
Live Nation Brasil Entretenimento Ltda.	Brazil
Live Nation Brasil Marketing LTDA.	Brazil
PragmaDev Tecnologia da Informação Ltda.	Brazil
Roc Nation Sports Brazil Ltd. fka The Agency Brasil Ltd.	Brazil
Rock City S.A.	Brazil
Rock World S.A.	Brazil
TFM Agency International (BVI) Ltd.	Brazil
The Agency International (BVI) Ltd.	Brazil
The Football Agencies Ltd.	Brazil
Ticketmaster Brasil LTDA	Brazil
1853780 Ontario Inc.	Canada
2617322 Ontario Inc.	Canada
Embrace Presents, Ltd.	Canada
Evenko, G.P.	Canada
Front Gate Ticketing Solutions Canada, Ltd.	Canada
Gestion Evenko Festival, Inc.	Canada
Impressario, Inc.	Canada
Live Nation Canada, Inc.	Canada
Live Nation Ontario Concerts GP, Inc.	Canada
Live Nation Ontario Concerts, L.P.	Canada
Manett Holdings (Canada) Limited	Canada
Midway Music Arcade Kitchen Ltd.	Canada
Revival Event Venue Inc.	Canada
The Axis Club Inc. (aka The Mod Club)	Canada
The Opera House Inc.	Canada
Ticketmaster Canada LP	Canada
Ticketmaster Canada ULC	Canada

International	State or Jurisdiction of Incorporation or Organization
Universe Experiences Inc,	Canada
Veld Music Festival Holdings Inc.	Canada
Veld Music Festival Inc.	Canada
Ticketmaster Cayman Finance Company Ltd.	Cayman Islands
Ticketmaster Middle East Limited	Cayman Islands
DG Medios SpA	Chile
Live Nation Chile SpA	Chile
SACA Producciones SpA	Chile
Ticketmaster Chile SpA	Chile
Compañía de Entretenimiento Colombia, S.A.S.	Colombia
OCESA Colombia, S.A.S.	Colombia
Promo Paramo S.A.S.	Colombia
Promotora Colombia, S.A.S.	Colombia
Ticket Colombia, S.A.S.	Colombia
Electronic Events d.o.o.	Croatia
Live Nation Adria d.o.o.	Croatia
Aquapath Limited	Cyprus
Echo Promotion s.r.o.	Czech Republic
Live Nation Czech Republic s.r.o.	Czech Republic
Ticketmaster Ceska republika, a.s	Czech Republic
Ticketpro Software s.r.o.	Czech Republic
Danish Venue Enterprise A/S	Denmark
I/S Heartland Festival	Denmark
Live Nation Denmark Aps	Denmark
Live Nation Denmark Management Holding Aps	Denmark
PDH Music A/S	Denmark
PDH Tour Accounts ApS	Denmark
Ticketmaster Danmark A/S	Denmark
We/Do Agency ApS	Denmark
Academy Music Group Limited	England & Wales
Academy Music Holdings Ltd	England & Wales
Angel Venues Limited	England & Wales
ANM2 Limited	England & Wales
Apollo Leisure Group Limited	England & Wales
Arena Island Limited	England & Wales
Artist Nation Management Limited	England & Wales
C I (Events) Limited	England & Wales
Cardiff Arena Operations Limited	England & Wales
Cardiff Arena Ventures Limited	England & Wales
Cream Events Limited	England & Wales
Cream Global Limited	England & Wales

International	State or Jurisdiction of Incorporation or Organization
Cream Liverpool Limited	England & Wales
Cuffe and Taylor Limited	England & Wales
De-lux Merchandise Company Limited	England & Wales
DLT Events Limited	England & Wales
Electricland Limited	England & Wales
Festival Republic Limited	England & Wales
Finlaw 279 Limited	England & Wales
FREH Limited	England & Wales
Gafrus Limited	England & Wales
Globalgathering Group Limited	England & Wales
Gone Wild Events Limited	England & Wales
Hide & Seek Festival Ltd	England & Wales
HNOE Limited	England & Wales
Hot Festivals Limited	England & Wales
IME Music Limited	England & Wales
Isle of Wight Festival Limited	England & Wales
Live Nation (Music) UK Limited	England & Wales
Live Nation Apollo (Finco) Limited	England & Wales
Live Nation Apollo (Holdco)	England & Wales
Live Nation Apollo Limited	England & Wales
Live Nation Cardiff Holdings Limited	England & Wales
Live Nation Limited	England & Wales
Live Nation Merchandise Limited	England & Wales
LN-Gaiety Holdings Limited	England & Wales
LNGSJM Holdco Limited	England & Wales
Lollibop Festival Limited	England & Wales
MAMA & Company Limited	England & Wales
MAMA Festivals Limited	England & Wales
MAMA New Music Limited	England & Wales
Maztec Limited	England & Wales
Maztecrose Holdings Limited	England & Wales
Merch Traffic Limited	England & Wales
Metropolis Music Limited	England & Wales
Midland Concert Promotions Group Limited	England & Wales
Noisily Festival Limited	England & Wales
Nova Batida Festivals Limited	England & Wales
OnBlackheath Limited	England & Wales
Parklife Manchester Limited	England & Wales
Parallel Lines Promotions Limited	England & Wales
Plan B Management Limited	England & Wales
Quest Management (UK) Limited	England & Wales

International	State or Jurisdiction of Incorporation or Organization
Reading Festival Limited	England & Wales
Rewind Festival Limited	England & Wales
Roc Nation Sports Limited	England & Wales
Roc Nation UK limited	England & Wales
Roseclaim Limited	England & Wales
Safe Festivals Group Limited	England & Wales
Sands Heritage Ltd	England & Wales
Showsec International Limited	England & Wales
TAP Music Publishing Limited	England & Wales
The Football Agencies Limited	England & Wales
The Warehouse Project (Manchester) Limited	England & Wales
the17 Limited	England & Wales
Ticketmaster Europe Holdco Limited	England & Wales
Ticketmaster Sport Limited	England & Wales
Ticketmaster UK Limited	England & Wales
TM Number One Limited	England & Wales
Ugly Duckling Limited	England & Wales
UNation Limited	England & Wales
Live Nation Baltics OU	Estonia
Live Nation Estonia OU	Estonia
Events Club Oy	Finland
Full Production Oy	Finland
K2 Entertainment Oy	Finland
Live Nation Finland Oy	Finland
Ticketmaster Suomi Oy	Finland
VN Helsinki Oy	Finland
Atlas SAS	France
Entre Deux	France
Live Nation France 2006	France
Live Nation France Festivals	France
Live Nation SAS	France
LNE France Holdings SAS	France
Ticketnet	France
Berlin Festival Gmbh & Co. KG	Germany
BF Berlin Festival Verwaltungs-GmbH	Germany
Cosmopop Gmbh	Germany
Der Bomber der Herzen GmbH & Co. KG	Germany
Der Bomber der Herzen Verwaltungsgesellschaft mbH	Germany
FRHUG Festival GmbH & Co. KG	Germany
FRHUG Verwaltungs-GmbH	Germany
Gastrobüro GmbH & Co. KG	Germany

International	State or Jurisdiction of Incorporation or Organization
Gastrobüro Verwaltungs GmbH	Germany
Goodlive Artists GmbH & Co. KG	Germany
Goodlive Artists Verwaltungs GmbH	Germany
Goodlive Festival GmbH	Germany
Goodlive GmbH	Germany
Heroes Festival GmbH	Germany
Herokey GmbH	Germany
Live Nation Brand Partnership & Media GmbH	Germany
Live Nation GmbH	Germany
Live Nation Holdings GmbH	Germany
Live Nation Theater GmbH	Germany
Lollapalooza GmbH	Germany
Nitelive Artists Verwaltungs GmbH	Germany
Seatwave Deutschland GmbH	Germany
Singer´s Getränke Shop GmbH & Co. KG	Germany
Singer´s Getränke Shop Verwaltungs GmbH	Germany
Superbloom Festival GmbH & Co. KG	Germany
Superbloom Festival Verwaltungs GmbH	Germany
SWMUNICH Accommodation GmbH	Germany
SWMUNICH Holdings GmbH	Germany
SWMUNICH Operations GmbH	Germany
SWMUNICH Parking GmbH	Germany
SWMUNICH Real Estate GmbH	Germany
Ticketmaster Deutschland Holding GmbH	Germany
Ticketmaster GmbH	Germany
Wanderlust Europe GmbH	Germany
Ticketmaster Hellas S.A.	Greece
EMF Holdings, Sociedad Anónima	Guatemala
AG Margate Propco 2 Limited	Guernsey
Clockenflap Presents Limited	Hong Kong
Clockenflap Festivals Limited	Hong Kong
Dancing Dragon Management Limited	Hong Kong
Fabled Records Limited	Hong Kong
Live Nation (HK) Limited	Hong Kong
Live Nation Electronic (Asia) Limited	Hong Kong
Live Nation Connects Hong Kong Limited	Hong Kong
Live Nation Venues (HK) Company Limited	Hong Kong
Media Nation Limited	Hong Kong
MMM Studio Limited	Hong Kong
Twenty Eight Group Holding Limited	Hong Kong
Live Nation Central & Eastern Europe Kft	Hungary

International	State or Jurisdiction of Incorporation or Organization
Ticketmaster India Private Limited	India
AIL Venue Finco Limited	Ireland
Amphitheatre Ireland Holdings Limited	Ireland
Amphitheatre Ireland Limited	Ireland
EP Republic Limited	Ireland
Live Nation Ireland Holdings Limited	Ireland
LNGH Ireland Limited	Ireland
Principle Management Limited	Ireland
The Ticket Shop Unlimited Company	Ireland
Ticketline Unlimited Company	Ireland
Ticket Shop Holdings (IOM)	Isle of Man
Ticket Shop One (IOM) Limited	Isle of Man
Ticket Shop Two (IOM) Limited	Isle of Man
Live Nation Israel Ltd.	Israel
Ticketmaster Israel Ltd	Israel
A Bass Concert Srl	Italy
Comcerto Srl	Italy
Get Live 2 Srl	Italy
Live Nation 2 Srl	Italy
Live Nation 3 Srl	Italy
Live Nation Italia Srl	Italy
Live Nation Italia 6 S.r.l.	Italy
Parcolimpico Srl	Italy
Ticketmaster Italia Srl	Italy
Live Nation Holding Japan GK	Japan
Live Nation Japan GK	Japan
Quicket Limited	Kenya
UAB Live Nation Lietuva	Lithuania
Live Nation Luxembourg Holdco 1 S.à.r.l.	Luxembourg
Live Nation Luxembourg Holdco 2 S.à.r.l.	Luxembourg
Banquetes a la Carta, S.A. de C.V.	Mexico
Car Sport Racing, S.A. de C.V.	Mexico
Enterteinvestments, S.A. de C.V.	Mexico
ETK Boletos, S.A. de C.V.	Mexico
Fundacion OCESA Entretenimiento, A.C.	Mexico
HNMPL México, S. de R.L. de C.V.	Mexico
Inmobiliaria de Centros de Espectáculos, S.A. de C.V.	Mexico
Logística Organizacional para la Integración de Eventos, S.A. de C.V.	Mexico
OCESA Entretenimiento, S.A. de C.V.	Mexico
OCESA Presenta, S.A. DE C.V.	Mexico
OCESA Promotora de Eventos, S. de R.L. de C.V.	Mexico

International	State or Jurisdiction of Incorporation or Organization
OCESA Promotora, S.A. de C.V.	Mexico
OISE Entretenimiento, SA de C.V.	Mexico
Operación y Comercialización Ideas Creativas, S.A. de C.V.	Mexico
Operadora de Centros de Espectáculos, S.A. de C.V.	Mexico
Representaciones de Exposiciones Mexico, S.A. de C.V.	Mexico
Sae Logística En Entretenimiento, S.A. de C.V.	Mexico
Sae Operación En Eventos, S.A. de C.V.	Mexico
Servicios Administrativos Del Entretenimiento, S.A. de C.V.	Mexico
Servicios de Protección Privada Lobo, S.A. de C.V.	Mexico
Sputnik Digital, S.A.P.I. de C.V.	Mexico
Ticketmaster New Ventures S. de R.L. de C.V.	Mexico
Venta de Boletos Por Computadora, S.A. de C.V.	Mexico
Live Nation Malaysia Sdn Bhd	Malaysia
Amsterdam Music Dome Exploitatie B.V.	Netherlands
Amsterdam Music Dome Properties B.V.	Netherlands
Art of Bookings B.V.	Netherlands
Artist and Business Transport Group B.V.	Netherlands
BEE 2 B.V.	Netherlands
Crowdcare B.V.	Netherlands
Event Design Holland B.V.	Netherlands
Festivals Limburg B.V.	Netherlands
Holland Event Marketing B.V.	Netherlands
Holland International Blues Festival B.V.	Netherlands
Insomniac Europe B.V.	Netherlands
Live Nation International Holdings B.V.	Netherlands
Live Nation Venues (Netherlands) B.V.	Netherlands
LN NL Venues Finco B.V.	Netherlands
LN NL Venues Holdings B.V.	Netherlands
LYV B.V.	Netherlands
Mojo Concerts B.V.	Netherlands
Mojo NL Hiphop B.V.	Netherlands
Mojo Works B.V.	Netherlands
Noctua B.V.	Netherlands
Security Company Security B.V.	Netherlands
Straight International Security B.V.	Netherlands
The Event Support Company B.V.	Netherlands
The Security Company Utrecht Holland Holding B.V.	Netherlands
Tickethour Nederland B.V.	Netherlands
Ticketmaster B.V.	Netherlands
Woo Hah! Partner B.V.	Netherlands
Endeavour Live Limited	New Zealand

International	State or Jurisdiction of Incorporation or Organization
Evenz Limited	New Zealand
Greenstone Entertainment Limited Partnership	New Zealand
Greenstone Entertainment GP Limited	New Zealand
Live Nation GE Holdings Limited	New Zealand
Live Nation NZ Festivals Limited	New Zealand
Live Nation NZ Limited	New Zealand
NZ Venue and Event Management Limited	New Zealand
QPAM Limited	New Zealand
R&V Live Nation Limited	New Zealand
San Fran Live Limited	New Zealand
Ticketmaster NZ Limited	New Zealand
Village Sounds Agency NZ Limited	New Zealand
Munyhub Online Ticketing Services Ltd	Nigeria
Ticket Shop (NI) Limited	Northern Ireland
ACT Agency AS	Norway
Bergen Live AS	Norway
Billettservice AS	Norway
Event og Media AS	Norway
Kadetten Festival AS	Norway
Live Nation Norway AS	Norway
Luger Norway AS	Norway
TimeOut Agency & Concerts AS	Norway
Tons of Rock Festival AS	Norway
DF Entertainment Paraguay SRL	Paraguay
Live Nation Peru S.A.C.	Peru
Ticketmaster Peru S.A.	Peru
Live Nation Philippines Inc.	Philippines
Ticketmaster Philippines, Inc	Philippines
Concert Supplies Sp. z o.o.	Poland
Live Nation Sp. z.o.o.	Poland
Music Marketing Sp. z.o.o.	Poland
Ticketmaster Poland Sp. z.o.o.	Poland
Live Nation Portugal Holdings S.A.	Portugal
Live Nation Portugal Venues S.A.	Portugal
Rock World Lisboa S.A.	Portugal
Live Nation Arabia Company LLC	Saudi Arabia
Ticketmaster Arabia Company LLC	Saudi Arabia
ABC3 Limited	Scotland
D.F. Concerts Limited	Scotland
King Tut's Recordings Limited	Scotland
Tecjet Limited	Scotland

International	State or Jurisdiction of Incorporation or Organization
Live Nation Business Consulting (Shanghai) Company Limited	Shanghai, China
Live Nation Electronic (Shanghai) Company Limited	Shanghai, China
KFK Shanghai Company Limited	Shanghai, China
Clockenflap Pte. Limited	Singapore
Imagine Media Agency Pte. Ltd.	Singapore
Live Nation (Singapore) Holdings Pte Ltd	Singapore
Live Nation Singapore Concerts Pte. Ltd.	Singapore
Live Nation Singapore Venues Pte Ltd	Singapore
Ticketmaster SG Pte Ltd	Singapore
Ticketmaster-Singapore Pte. Ltd.	Singapore
Big Concerts International Pty Ltd	South Africa
Big Concession Management Proprietary Limited	South Africa
Big Merchandise Proprietary Limited	South Africa
Live Nation Media and Sponsorship (Pty) Ltd	South Africa
Munyhub Online Ticketing Services (Pty) Ltd	South Africa
Ticketmaster South Africa (Pty) Ltd	South Africa
Live Nation Korea Corporation	South Korea
Better World Sociedade Unipessoal S.L.	Spain
Compania Editora de Talentos Internacionales S.A.	Spain
Giras Latinas, AIE	Spain
Live Nation Espana S.A.U.	Spain
Live Nation España Black Star, S.L.	Spain
Live Nation España Blue Lane, S.L.	Spain
Live Nation España Green Road, S.L.	Spain
Live Nation España Live For Fun S.L.	Spain
Live Nation España No Limits S.L.	Spain
Live Nation Espana Red Path, S.L.	Spain
Live Nation España Silver Tours S.L.	Spain
Mean Fiddler Spain, S.L.	Spain
Mediterranea Concerts, S.L.	Spain
Music On Tour 2020 AIE	Spain
Ocesa Seitrack Espana, S.L.	Spain
Planet Events S.A.	Spain
Rock in Rio Madrid S.A.	Spain
Ticketmaster Iberica SLU	Spain
Ticketmaster Spain SAU	Spain
Göta Lejon Live AB	Sweden
Live Brands Factory AB	Sweden
Live Nation Holding Nordic AB	Sweden
Live Nation Nordic AB	Sweden
Live Nation Sweden AB	Sweden

International	State or Jurisdiction of Incorporation or Organization
Lugerinc AB	Sweden
Neu Festival Live AB	Sweden
Sweden Rock Festival AB	Sweden
Ticketmaster New Ventures Holdings II AB	Sweden
Ticketmaster Sverige AB	Sweden
First Event AG	Switzerland
Live Nation Switzerland GmbH	Switzerland
Mainland Music AG	Switzerland
Ticketmaster Schweiz AG	Switzerland
Indievox Inc	Taiwan
Live Nation Taiwan Co., Ltd	Taiwan
Tixcraft Inc	Taiwan
Live Nation Tero Entertainment Co., Ltd	Thailand
Thaiticketmajor Company Limited	Thailand
Biletix Bilet Dagitim Basim ve Ticaret AS	Turkey
Munyhub Online Ticketing Services – SMC Limited	Uganda
Brag FZ-LLC	United Arab Emirates
Brag 2 FZ-LLC	United Arab Emirates
Live Nation Middle East FZ-LLC	United Arab Emirates
Ticketmaster Middle East Events LLC	United Arab Emirates
Ticketmaster Middle East FZ-LLC	United Arab Emirates
Ticketmaster Middle East North LLC	United Arab Emirates
DG Medios Uruguay SAS	Uruguay
Munyhub Online Ticketing Services Limited	Zambia